SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.
1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650

1-7310	Michigan Consolidated Gas Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478040

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Conditions
SIGNATURES
Earnings Release of Detroit Edison and MichCon, dated July 28, 2004

Item 7. Financial Statements and Exhibits

99.1	Earnings Release of The Detroit Edison Company (“Detroit Edison”) and Michigan Consolidated Gas Company (“MichCon”), dated July 28, 2004, including reconciliation and representations required by Regulation G.

Item 12. Results of Operations and Financial Conditions

     Detroit Edison and MichCon, wholly-owned subsidiaries of DTE Energy Company (“DTE Energy”), are furnishing the Securities and Exchange Commission (“SEC”) with their earnings release issued July 28, 2004, announcing financial results for the quarter ended June 30, 2004. A copy of the earnings release is furnished as Exhibit 99.1 to this report and contains the reconciliation and representations required by the SEC’s Regulation G.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to various assumptions, risks and uncertainties. They should be read in conjunction with the forward-looking statements in each of DTE Energy’s, Detroit Edison’s and MichCon’s 2003 Form 10-K (which forward-looking statements are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004

DTE ENERGY COMPANY (Registrant)

/s/ Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller

THE DETROIT EDISON COMPANY (Registrant)

/s/ Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)

/s/ Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller

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Exhibit Index

Exhibit
Number	Description
99.1	Earnings Release of Detroit Edison and MichCon, dated July 28, 2004, including reconciliation and representations required by Regulation G.

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